DISCONTINUED OPERATIONS (Reconciliation of disposal gain) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Waiver of the Company’s payable to the Buyer of the discontinued operations	$ 217,400,000
Fair value of shares issued to the Buyer	(42,500,000)
Net assets of discontinued operations as of the disposal date	(133,600,000)
Release of currency translation difference due to discontinued operations	(64,984,682)	$ 0	$ 0
Disposal Gain	$ 106,292,213	$ 0	$ 0